Exhibit 99.2

A.G. Edwards Conference – New York July 18, 2007

2 Disclosure Statements Safe-Harbor Statement -- Except for the historical information contained herein, the matters set forth in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The company intends that all such statements be subject to the “safe-harbor” provisions of those Acts. Many important risks, factors and conditions may cause the company’s actual results to differ materially from those discussed in any such forward-looking statement. These risks include, but are not limited to, estimates or forecasts of reserves, estimates or forecasts of production, future commodity prices, exchange rates, interest rates, geological and political risks, drilling risks, product demand, transportation restrictions, the ability of Cano Petroleum, Inc. to obtain additional capital, and other risks and uncertainties described in the company’s filings with the Securities and Exchange Commission. The historical results achieved by the company are not necessarily indicative of its future prospects. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Cautionary Notes to Investors – The Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Cano uses “non-proved reserves” in this presentation, which the SEC’s guidelines strictly prohibit it from including in filings with the SEC. Investors are urged to also consider closely the disclosures in Cano’s Form 10-KSB for the fiscal year ended June 30, 2006 and Cano’s Form 10-Q for the fiscal quarter ended March 31, 2007, available from Cano by calling 866.314.2266 .  These forms also can be obtained from the SEC at www.sec.gov . PV10 Calculations of Reserve Values are based on the SEC price deck for June 30, 2007 (Cano’s fiscal year end) of $70.47 per bbl and $6.40 per mcf, are calculated “before tax” (BT) and consider the anticipated costs to develop and produce. NAV/share (Net Asset Value/share) calculation is derived from the PV10 of the proved reserves with adjustments for balance sheet items including other assets and liabilities, and accounts for potential dilution from options and warrants currently issued.

3 Cano Business Model Market World demand strong and growing Supply issues Favorable economics Early Mover Business model established Team and relationships built Asset accumulation Minimal Competition to Date Secondary and Enhanced Oil Recovery Managed Risk No exploration risk No international or offshore risk Limited engineering risk

4 Listing AMEX: CFW Senior Debt:(~$44 million Borrowing Base) $33.5 million Drawn Preferred Convertible Stock $49.1 million Shares outstanding 32.7 million Market Cap $188 million Pre-Tax PV-10 $1,138 million Proved Reserves 66.7 MMBOE % PUD 83% % Oil 64% Total Acreage 77,000 Areas of Operation TX Panhandle, Central TX, OK and NM Cano Petroleum – Key Statistics (a) Market Cap as of July 2007, based on stock price of $5.75 and 32.7 million shares outstanding. Based on SEC Price Deck for June 30, 2007 of $70.47/Bbl and $6.40/Mcf. (b)

5 Historical Trends MBOE Reserve Growth *CAGR = 680% $M PV–10 Growth *CAGR = 827% Production Growth MBOE *CAGR = 572% *Compounded Annual Growth Rate 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 2004 2005 2006 2007 $0 $200 $400 $600 $800 $1,000 $1,200 2004 2005 2006 2007 0 100 200 300 400 500 600 2004 2005 2006 2007

6 Why Enhanced Oil Recovery Proven, low risk technology Original Oil in Place (OOIP) determined by historical production Focus on mature fields with substantial existing infrastructure Legacy infrastructure and abundant technical information Experienced management and technical team provide Cano with a competitive advantage Large Independents and Majors less focused on mature fields Large-scale projects with substantial reserve potential Primary recovery only represents 10% - 30% of OOIP

7 15% to 25% Additional Recovery of OOIP (Tertiary Recovery) 10% to 20% Additional Recovery of OOIP (Secondary Recovery) 10% to 30% Recovery of OOIP (Primary Recovery) Secondary Tertiary Primary Residual Oil 25% to 65% Residual Recovery Profile of a Conventional Reservoir

8 Production & Reserves Total Reserves Total Acreage: ~77,000 MMBOE SEC proved (6/30/07) $1,138 MM Prob/Poss (Unrisked)* 118 $1,307 MM Total Production: ~ 1,540 boepd Nowata Acreage: 2,601 1.7 MMBOE proved; 5 MMBOE probable 200 boepd FT. WORTH RICH VALLEY DAVENPORT PANHANDLE DESDEMONA CORSICANA NOWATA Corsicana Acreage: 341 .2 MMBOE proved; 1.0 MMBOE probable 5 boepd Desdemona Acreage: 11,068 Duke Waterflood: 1.0 MMBOE proved; 27 MMBOE prob/poss 30 boepd Barnett Shale: 11 MMBOE proved 175 boepd Panhandle Acreage: 27,000 35.5 MMBOE proved; 45 MMBOE prob/poss 650 boepd Pantwist Acreage: 9,700 6.8 MMBOE proved; 3 MMBOE prob/poss 350 boepd PANTWIST Cato Field, Chavez Co NM Acreage: ~20,000 50 boepd 9 MMBOE proved; 26 MMBOE prob/poss Cato Field *Internal Estimates SOLD Davenport Acreage: 2,178 1.5 MMBOE proved; 11 MMBOE probable 80 boepd Rich Valley Acreage: 4,500 .6 MMBOE proved; .1 MMBOE prob/poss 120 boepd 67 PV10

9 Proved Reserves by Project (a) PV-10 by Project (b) FY 2007 Proved Reserves and PV-10 Proved Reserves as of June 30, 2007. PV-10 based on SEC Price Deck for June 30, 2007 of $70.47/Bbl and $6.40/Mcf. 13% 54% 10% 3% 18% 0% 2% Cato Panhandle Pantwist Desdemona Nowata Davenport Corsicana Project PV-10 ($MM) (b) Cato 116.0 Panhandle 867.0 Pantwist 73.0 Desdemona 41.0 Nowata 18.5 Davenport 18.0 Corsicana 4.5 Cano Total $1,138 MM Project Proved Reserves (MMBOE) (a) Cato 9.1 Panhandle 35.5 Pantwist 6.8 Desdemona 11.9 Nowata 1.7 Davenport 1.5 Corsicana 0.2 Cano Total 66.7 MMBOE 10% 75% 7% 2% 0% 4% 2%

10 EOR Capture by Asset

11 Typical EOR Project Timeline Phases Duration Lab Research or Simulation Well Re-Drills, Facilities in Place Water Injection – Initial Response Production Reaches Peak Peak Production Plateau Production Decline 3 – 6 Months 6 – 12 Months 6 – 9 Months 3 Years 4 Years 10 – 30 Years

CANO PETROLEUM

Producing oil & gas in the USA for the USA

FY 2007 Capital

Capital by Field


19%
0%
8%
4%
20%
35%
10%
4%

- Panhandle ($18.2MM)
- Corsicana ($1.9MM)
- Desdemona ($4.9MM)
- Desdemona Marble Falls / Barnett ($10.3MM)
- Davenport ($2.1MM)
- Nowata ($4.0MM)
- Rich Valley ($0.2MM)
- Cato Acq. ($9.65MM)

Total: $51.25MM

Capital Detail


19%
8%
12%
19%
42%

- New Well Drills ($21.7MM)
- Facilities ($9.9MM)
- Workers / Conversions ($6.1MM)
- Other / Contingency ($3.9MM)
- Cato Acq. ($9.65MM)

Total: $51.25MM

WWW.CANOPETRO.COM • Amex: CFW 12

CANO PETROLEUM

Producing oil & gas in the USA for the USA

FY 2008 Capital


Capital by Field
17%
34%
6%
1%
36%
1%
5%


Capital Detail
4%
12%
19%
65%

- Panhandle ($20.4MM)
- Corsicana ($0.4MM)
- Desdemona ($3.25MM)
- Desdemona Marble Falls / Barnett ($21.85MM)
- Davenport ($0.5MM)
- Nowata ($3.6MM)
- Cato ($10.0MM)

Total: $60.00MM

- New Well Drills ($39.0MM)
- Facilities ($11.5MM)
- Workers / Conversions ($7.25MM)
- Other / Contingency ($2.25MM)

Total: $60.00MM

WWW.CANOPETRO.COM • Amex: CFW 13

14 Panhandle Regional Profile Area is surrounded by precedent successful secondary recovery projects Analog recovery response model was developed based on the adjacent East Schafer Ranch Waterflood project Cockrell Ranch Waterflood East Schafer Ranch Waterflood Cano Leases Analog Secondary Recovery Projects

15 Acquired in November 2005 27,000 ac, Carson, Hutchinson and Gray Counties, TX Brown/White Dolomite, Granite Wash, 3,100 ft, 38 API OOIP: 382 Net MMBOE Proved: 35.5 MMBOE PDP: 3.4 MMBOE PUD: 32.1 MMBOE Probable/Possible: ~45 MMBOE Production: ~650 boepd Strategy 2007 Cockrell Ranch Unit 2008/2009 Harvey Unit /Cooper 2009/2010 Mobil-Fee/Schafer 2011/2012 Schafer Panhandle Cockrell Ranch Harvey Cooper Mobil Fee Schafer Ranch

16 Desdemona Field Barnett Shale Desdemona Field Ft. Worth Basin Established Barnett Shale Production Cano’s Desdemona Field Barnett Shale Production lies ~40 miles outside the existing Ft. Worth Basin fairway Significant Infrastructure In-Place: -Over 11,000 Unitized contiguous acres -Three existing gas sales pipelines with over 50 MMCFPD takeaway -Salt water disposal via Duke waterflood

17 Desdemona Field Barnet Shale Summary

18 Desdemona Field Barnett Shale

19 Barnett Shale Development 4 Existing Wells plus 76 Additional Horizontal Locations “24-Well Sweet Spot” to Focus FY 2008 Drilling

20 Cato Field Acquisition New Mexico Cato Unit 15,300 acres 220 wells acquired San Andres Dolomite: Porosity: 5-7% Permeability: 20 md Depth: 3,200’ 40 wells currently producing 50 boepd 175 additional wells to re-activate and add pay $2.7MM RTP investment can add +125 BOEPD within 12 months Three pilot waterfloods in field Drilled on 40 acres spacing. 20 acre infill potential Waterline 1.5 Miles away CO-2 Line 4 miles away Levelland Trend Cato San Andres Unit Cato Tomahawk TomTom NM TX TomTom / Tomahawk 5,000 acres 83 Wells Re-activation program: 6 wells re-completed, swabbing, connecting powerline

21 Cato Field Acquisition Texas A&M SPE Paper 27660- Study of 22 San Andres Waterflood projects in the Permian Basin yielded a mean recovery of 38% of OOIP

22 Cato Field Acquisition FY 2008 Work Plan Initiate RTP Program and facility construction for 60-80 wells Secure 2 workover rigs Transfer 70 pumping units from Cockrell Ranch Identify infill & replacement wells for Waterflood Secure 2 Drilling Rigs in 2Q FY 2008 Initiate evaluation at Tom Tom and Tomahawk

23 2007-2012 Act/Projected Capital Barnett Shale Cato Field Pantwist Panhandle+WF Nowata ASP Desdemona+WF Davenport Corsicana WF Five Year Capital Forecast - - $69,000 $65,000 $81,000 $85,100 $60,000 $51,250 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 2007 2008 2009 2010 2011 2012 Fiscal Year $M Barnett Shale Cato Field Pantwist Panhandle+WF Nowata ASP Desdemona+WF Davenport Corsicana WF

24 Production Profile Probable reserves risked at 50% of recovery volumes Possible reserves risked at 75% of recovery volumes ** Compounded Annual Growth Rate (CAGR) +50% CAGR** Ave Daily Prod: Barnett Shale Cato Field Pantwist Panhandle+WF Nowata ASP Desdemona+WF Davenport Corsicana WF+ASP Risked Total Annual Production Forecast 10,720 BOEPD 9,375 BOEPD 8,455 BOEPD 5,947 BOEPD 3,219 BOEPD 1,539 BOEPD 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 2007 2008 2009 2010 2011 2012 Calendar Year

25 Income Model At $60.00/Bbl and $7.00/MCF Cano Operating Profit Model $- $10 $20 $30 $40 $50 $60 2007 2008 2009 2010 2011 2012 Years $/BOE Operating Margin/$BOE Prod Taxes DD&A LOE G&A

CANO PETROLEUM
Producing oil & gas in the USA for the USA

Corporate Strategy - Execution

- Increase production/cash flow
  - Develop Panhandle Waterflood PUD's
    - Water Injection commenced July, 2007
    - Initial production response anticipated by December, 2007
  - Convert Probable Reserves to Proved
    - Implement waterflood at Desdemona (Oct-2007)
    - Continue Barnett Shale/Marble Falls Program (Ongoing)
    - Launch of Nowata SP project (July-2007)
    - Cato Field RTP's, infills (Ongoing) and waterflood (Oct-2008)
    - Apply SP at Davenport and Desdemona (2008-2009)

WWW.CANOPETRO.COM • Amex: CFW 26

27 Current stock price* $5.75/share Shares outstanding 32.7 million Preferred Convertible Stock $49.1 million Market capitalization $188 million Proved reserves (boe) 66.7 million PV10* SEC Proved reserves (less Debt & Pref) $1,055.4 million NAV/share of Proved $32.28/share Proved and risked Probable reserves **(boe) 100 million PV10* SEC Proved + risked Probable reserves** $1,592 million NAV/share of Proved + risked Probable reserves** $48.69/share *As of 6/30/2007 at $70.47/Bbl and $6.40/MCF **Probable reserves risked at 50% of recovery volumes Net Asset Valuation

28 © Cano Petroleum Inc, 2007